UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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SWK Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SWK HOLDINGS CORPORATION
5314 North River Run Drive, Suite 350
Provo, Utah 84604

Dear Stockholders:

You are cordially invited to attend our 2012 Annual Meeting of Stockholders to be held at the Salt Lake City Airport Hilton Hotel, 5151 Wiley Post Way, Salt Lake City, Utah 84116, on Thursday, June 28, at 9:00 a.m. Mountain time.

The matters expected to be acted upon at our 2012 Annual Meeting of Stockholders are the re-election to our Board of Directors of Michael D. Weinberg as a Class I director, and the ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent auditors for 2012.

These proposals are described in detail in the accompanying Notice of the 2012 Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend our 2012 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2012 Annual Meeting of Stockholders so that your shares will be represented at our 2012 Annual Meeting of Stockholders.  Returning the proxy card does not deprive you of your right to attend our 2012 Annual Meeting of Stockholders and to vote your shares in person in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,

John F. Nemelka
Interim Chief Executive Officer
Provo, Utah
May 23, 2012

This Proxy Statement will first be mailed to the Company’s stockholders on or about June 1, 2012.

i

SWK HOLDINGS CORPORATION
5314 North River Run Drive, Suite 350
Provo, Utah 84604

NOTICE OF THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders of SWK Holdings Corporation, a Delaware corporation (the “Company”), will be held at the Salt Lake City Airport Hilton Hotel, 5151 Wiley Post Way, Salt Lake City, Utah 84116 on Thursday, June 28, at 9:00 a.m. Mountain time.

At this annual meeting, you will be asked to consider and vote upon the following matter:

1.
The election of Michael D. Weinberg as a Class I director of the Company to serve until our 2015 Annual Meeting of Stockholders and until a successor has been elected and qualified, or until earlier resignation, death or removal.

2.	The ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent auditors for 2012.

You may also be asked to transact such other business as may properly come before our 2012 Annual Meeting of Stockholders and any postponement or adjournment of our 2012 Annual Meeting of Stockholders.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on May 22, 2012 are entitled to notice of and to vote at our 2012 Annual Meeting of Stockholders and any postponement or adjournment of our 2012 Annual Meeting of Stockholders.

By Order of the Board of Directors,

Paul Burgon
Interim Chief Financial Officer and Secretary
Provo, Utah
May 23, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2012 Annual Meeting of Stockholders to be held on June 28, 2012:

This notice of the 2012 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report for the year ended December 31, 2011 are available at www.swkhold.com/proxy.

ii

TABLE OF CONTENTS

VOTING INFORMATION	1
Record Date and Quorum	1
Voting Rights	1
Required Votes	1
Voting of Proxies	2
Revocability of Proxies	2
Communicating with Members of the Board	2
Internet Availability of Proxy Materials	3
PROPOSAL ONE—ELECTION OF DIRECTORS	4
Director Nominees and Continuing Directors	4
Nominees for Election—Class I Director (Term to Expire in 2012)	4
Continuing Class II Directors (Term to Expire in 2013)	4
Continuing Class III Directors (Term to Expire in 2014)	5
Board Meetings, Director Independence and Annual Meeting Attendance	6
Committees of the Board	6
Board Leadership Structure and Risk Oversight	7
Compensation of Directors	7
2011 Director Compensation	8
Options Outstanding at Fiscal Year End	8
PROPOSAL TWO—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9
AUDIT FEES	10
Fiscal 2010 and 2011 Audit Fee Summary	10
Audit Committee Pre-Approval Policies and Procedures	10
REPORT OF THE AUDIT COMMITTEE	11
EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION AND RELATED INFORMATION	12
Summary Compensation Table	12
Material Terms of Employment	12
Outstanding Equity Awards at December 31, 2011	12
2011 Option Exercises	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
Equity Compensation Plan Information	15
Compensation Committee Interlocks and Insider Participation	15
CODE OF ETHICS AND CONDUCT	15
TRANSACTIONS WITH RELATED PERSONS	16
Review, Approval or Ratification of Transactions with Related Persons	16
Certain Transactions with Related Persons	16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
STOCKHOLDER PROPOSALS	16
OTHER BUSINESS	17

iii

SWK HOLDINGS CORPORATION
5314 North River Run Drive, Suite 350
Provo, Utah 84604

PROXY STATEMENT
May 23, 2012

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2012 Annual Meeting of Stockholders to be held at the Salt Lake City Airport Hilton Hotel, Salt Lake City, Utah 84116 on June 28, 2012, at 9:00 a.m. Mountain Time, and at any postponement or adjournment of such meeting.  This Proxy Statement, the accompanying Notice of the 2012 Annual Meeting of Stockholders and form of proxy will first be mailed to our stockholders on or about May 31, 2012.  Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2011 Annual Report, a copy of which also accompanies this Proxy Statement.  References in this Proxy Statement to “SWK,” “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request and obtain a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION
Record Date and Quorum

A quorum is required for our stockholders to conduct business at the annual meeting.  The holders of a majority of the shares of our common stock outstanding entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting.  Only holders of our common stock of record at the close of business on May 22, 2012, the record date, will be entitled to vote at the 2012 Annual Meeting of Stockholders.  At the close of business on the record date, we had 41,247,394 shares of common stock outstanding and entitled to vote.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote.  Each share of common stock is entitled to  one vote on each matter properly brought before the meeting.  Shares may not be voted cumulatively.  Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

Required Votes

Proposal One. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the 2012 Annual Meeting of Stockholders and entitled to vote on the election of the Class I director.  This means that the nominee for election as a Class I director who receives the highest number of affirmative votes at the 2012 Annual Meeting of Stockholders will be elected to fill the open seat for the Class I director.  Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Proposal Two. The ratification of the appointment of Burr Pilger Mayer, Inc. (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012 requires the affirmative vote of a majority of those shares present in person or represented by proxy at the meeting that are entitled to vote on the proposal. Abstentions will have the effect of a vote against the proposal.

If any other matter is properly submitted to stockholders at the annual meeting, its adoption will generally require the affirmative vote of holders of a majority of shares entitled to vote and present at the meeting, in person or by proxy.  The Board does not propose to conduct any business at the annual meeting other than as stated above.

All votes will be tabulated by the inspector of elections appointed for the 2012 Annual Meeting of Stockholders.  We intend to announce the preliminary voting results at the annual meeting and, in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the annual meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record.    If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

 If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot.  Even if you plan to be present at the meeting, we encourage you to vote your shares prior to the meeting.

Beneficial Owners.    If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters at the 2012 annual meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to vote your shares for each proposal.

If you hold your common shares through a bank, broker or other nominee and want to vote such shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares.

Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the 2012 Annual Meeting of Stockholders. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies.  In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses.  Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

Revocability of Proxies

Stockholders of Record.    You may change your vote at any time before the proxy is exercised by voting in person at the annual meeting or by filing with our Secretary either a notice revoking the proxy or a properly signed proxy, in each case bearing a later date. Your attendance at the annual meeting in person will not cause your previously granted proxy to be revoked unless you file the proper documentation.

Beneficial Owners.    If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 5314 North River Run Drive, Suite 350, Provo, Utah  84604.  Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications.  The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to Be Held on June 28, 2012: The Notice of the 2012 Annual Meeting of Stockholders, this Proxy Statement, and SWK’s Annual Report for the year ended December 31, 2011, are available at www.swkhold.com/proxy.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board is divided into three classes.  The Board is comprised of four directors, comprised of one Class I director, one Class II director and two Class III directors.  One director is to be elected at the 2012 Annual Meeting of Stockholders as a Class I director for a term of three years with the term expiring at the 2015 annual meeting of stockholders and until a successor has been elected and qualified, or until earlier resignation, death or removal. The nominee for election as a Class I director is Michael D. Weinberg.  Mr. Weinberg has consented to being named in this Proxy Statement and to serve if elected.  In the event that Mr. Weinberg is unable to serve for any reason, the Board may designate a new nominee and the proxies may be voted for such substitute nominee as the proxy holder may determine.  Alternatively, the Board may reduce the size of the Board.

The Board recommends a vote FOR the election of the nominee for Class I director

Director Nominee and Continuing Directors

The terms of office of Michael D. Weinberg, our current Class I director, will expire at the 2012 annual meeting of stockholders.  The term of office of William T. Clifford, our Class II director, will expire at the annual meeting of stockholders to be held in 2013.  The term of office of our Class III directors, Michael A. Margolis and John F. Nemelka, will expire at the annual meeting of stockholders to be held in 2014.  The following table sets forth the names of the director nominees and our continuing directors and information about each (including their ages as of May 22, 2012):

		Committee		Director
Name	Age	Memberships	Principal Occupation	Since
Class I Director / Nominee
Michael D. Weinberg	48	Governance & Nominating, Compensation	Managing Director-Special Projects, Carlson Capital, L.P.	2009

Class II Director
William T. Clifford	65	Compensation, Audit	Chief Executive Officer of Spencer Trask & Co.	2005

Class III Directors
Michael A. Margolis	45	Audit, Governance & Nominating	Managing Member of Maric LS, LLC, and Maric Fund Management, LLC	2010
John F. Nemelka	46	-	Interim Chief Executive Officer of the Company	2005

Nominee for Election—Class I Director (Term to Expire in 2012)

Michael D. Weinberg. Mr. Weinberg, age 48, was elected to the Board in 2009 and was recommended as a nominee to the Board by Carlson Capital, L.P. (“Carlson Capital”), an investment management business which, as of May 22, 2012 beneficially owned 29.5% of our outstanding common stock. Mr. Weinberg has been an employee of Carlson Capital since March 1, 2011 and was a consultant to Carlson Capital from September 2007 to February 2011. From November 1999 to September 2007, Mr. Weinberg was Director of Special Projects at Carlson Capital. Since April 2007, Mr. Weinberg has served as the managing member of BirdDog Capital, LLC, a holding company involved in retail and restaurant franchises. From January 1996 to November 1999, Mr. Weinberg was Director of Investments at Richmont Capital Partners, L.P., the investment affiliate of privately-held Mary Kay Cosmetics. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. As a result of the foregoing, Mr. Weinberg provides a unique insight into the financial markets and investments generally, as well as unique financing structures and alternatives. In addition, his experience in working at different investment companies provides a broad view on opportunities and risks involved in different asset classes.  The Board believes that this significant experience in the financial services industry will be valuable to the Company as it explores investment opportunities. Mr. Weinberg is a Class I Director whose current term expires in 2012.

Continuing Class II Director (Term to Expire in 2013)

William T.  Clifford.  Mr. Clifford, age 65, has served on the Board since December 2005.  Since March 2008, Mr. Clifford has been the Chief Executive Officer of Spencer Trask & Co., a leading private equity and venture capital firm.  From August 2005 until March 2008, Mr. Clifford served as Chairman of the Board of Directors and Chief Executive Officer of Aperture Technologies, Inc., a data center management software solutions company.  He served on the Board of Directors of Aperture Technologies, Inc. from 2003 until his appointment as Chairman of the Board of Directors and Chief Executive Officer in August 2005.  From 2001 to 2003, Mr. Clifford served as a General Partner of The Fields Group, a venture capital and management consulting firm.  From 1993 to 1999, Mr. Clifford held various executive positions at the Gartner Group, Inc., an information technology and market research company, including President and Chief Executive Officer.  Prior to these positions, Mr. Clifford was President of the Central and National Account divisions and Corporate Vice President, Information Systems Development at Automatic Data Processing, Inc., a transaction processing and data communication services company.  Mr. Clifford holds a B.A. degree in Economics from the University of Connecticut. Mr. Clifford also serves on the Board of Directors of Cybersettle Holdings Inc., an internet-based dispute resolution provider, and has previously served as a director of Gartner Inc. (NYSE:IT), ProBusiness Services (NASD:PRBZ) and GridApp Systems and other early stage growth companies. Mr. Clifford’s long-standing service as an executive and director of diverse companies has provided him with extensive knowledge and experience in executive management, transactions, marketing, strategic planning and general business matters. Mr. Clifford also has significant Board and Board committee experience at other public companies, which enables him to provide significant insight as to governance and compliance-related matters. The Board believes that Mr. Clifford’s extensive management experience, including acting as CEO of three different businesses, will be valuable to the Company as it explores investment opportunities, and that his management experience will be valuable as the Company grows.

Continuing Class III Directors (Term to Expire in 2014)

Michael A. Margolis. Mr. Margolis, age 45, has served on the Board since 2010 and is the founder and Managing Member of Maric LS, LLC, formed in 2005, and Maric Fund Management, LLC, formed in 2011, (collectively, "Maric") which serve as investment managers for various public or private equity investments. Maric is focused on investing in inefficient, out-of-favor, complex or overlooked value-oriented opportunities and currently manages public and private equity investments in the healthcare space. From 2002 to 2005, Mr. Margolis was a Director of Sage Capital Growth, Inc., an investment manager focused on public and private equity investment opportunities worldwide. From 1998 to 2002, Mr. Margolis was a co-founder and Partner of Arcadia Partners, L.P., a private equity fund focused on the education and training sectors. From 1993 to 1998, Mr. Margolis was employed by Bear, Stearns & Co. Inc., as an associate and subsequently as a Vice President in investment banking in the Media and Entertainment Group in New York. From 1989 to 1991, Mr. Margolis was employed by Kidder, Peabody & Co. Incorporated as a financial analyst in the Mergers and Acquisitions Group in New York. Mr. Margolis received an M.B.A. degree from Harvard Business School in 1993 and a B.A. degree in philosophy from University of Michigan in 1989. Mr. Margolis has significant experience in entrepreneurship, executive management, acquisitions and divestitures, strategic planning, and finance and accounting. As a result of the foregoing expertise and experience, Mr. Margolis qualifies as a financial expert under SEC rules. The Board believes that Mr. Margolis’ foregoing experience, including experience in managing and making investments, including value-oriented investments, will be valuable to the Company as it explores investment opportunities. Mr. Margolis is a Class III Director whose current term expires at the 2014 annual meeting of stockholders.

John F. Nemelka. Mr. Nemelka, age 46, joined the Board in October 2005. Since January 4, 2010, Mr. Nemelka has been serving as our Interim Chief Executive Officer. Mr. Nemelka founded NightWatch Capital Group, LLC, an investment management business, and has served as its Managing Principal since its formation in July 2001. From 1997 to 2000, Mr. Nemelka was a Principal at Graham Partners, a private equity investment firm and affiliate of the privately-held Graham Group. From 2000 to 2001, Mr. Nemelka was a Consultant to the Graham Group. Mr. Nemelka holds a B.S. degree in Business Administration from Brigham Young University and an M.B.A. degree from the Wharton School at the University of Pennsylvania. Mr. Nemelka also serves on the Board of Directors of a public medical technology company, SANUWAVE Health, Inc. and LiqTech International, Inc., a manufacturer of gas and liquid filtration products.   Because of Mr. Nemelka’s significant Board and Board committee experience at other public companies, he is well-qualified to provide significant insight as to governance and compliance-related matters. In addition, Mr. Nemelka has substantial experience in investing and sourcing and executing acquisitions and investments, which the Board believes is essential to enable the Company to carry out its investment strategy.

On May 14, 2012, the Company announced that it had hired J. Brett Pope as the Company’s Chief Executive Officer. Mr. Pope will assume the title of Chief Executive Officer of the Company and will be appointed to the Board on June 29, 2012. Mr. Nemelka will cease serving as Interim CEO at that time, but will continue serving on the Board. Mr. Pope was a co-founder of PBS Capital Management, a firm established in 2009 to deploy capital in the health care and pharmaceutical royalty market.  Prior to founding PBS Capital, Mr. Pope was a Partner at Highland Capital, where he served in various roles including Senior Portfolio Manager, overseeing a healthcare portfolio, and Co-Head of Private Equity.

Board Meetings, Director Independence and Annual Meeting Attendance

The Board has adopted the definitions, standards and exceptions for evaluating director independence provided in the NASDAQ Stock Market rules, and determined that three of our current directors, Mr. Clifford, Mr. Margolis and Mr. Weinberg, are independent under the rules of The NASDAQ Stock Market.

The Board met 20 times in 2011, including telephone conference meetings. During 2011, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served.

Members of our Board of Directors may, at their option, attend our annual meetings of stockholders.  One of the Company’s directors attended the 2011 Annual Meeting of Stockholders.

Committees of the Board

The Board has three standing committees: the audit committee, the compensation committee and the governance and nominating committee.

Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Since July 30, 2010, the members of our Audit Committee have been Mr. Margolis (Chair) and Mr. Clifford.  Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the NASDAQ Stock Market Rules and the rules of the Securities and Exchange Commission (“SEC”). In addition, the Board determined that Mr. Margolis is an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met 7 times in 2011.  The report of the Audit Committee is provided below.  The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com).  The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Compensation Committee are Messrs. Clifford (Chair) and Weinberg.

The Compensation Committee met 2 times in 2011. Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under the NASDAQ Stock Market Rules. Mr. Nemelka met such requirements in the period during which he served on the Committee.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation. Management does not currently participate in setting compensation for other members of management, this is currently performed exclusively by the Compensation Committee and/or the entire Board. However, management may recommend to the Compensation Committee factors to consider in determining Board compensation. Compensation consultants have not been utilized by the Compensation Committee or the Board in reviewing or setting executive compensation during 2011.

Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). Since July 30, 2010, the members of our Governance and Nominating Committee are Mr. Weinberg (Chair) and Mr. Margolis.  The Governance and Nominating Committee met 3 times in 2011. Each of Messrs. Weinberg and Margolis meets the independence and other requirements to serve on our Governance and Nominating Committee under the NASDAQ Stock Market Rules.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com).  The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience.  The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.  To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically.  Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees.  The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders.  In 2011, we did not pay any third parties to assist us in the nomination process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

We separated the roles of Chief Executive Officer and Chairman of the Board on January 4, 2010, following the completion of the sale of substantially all of the Company’s assets in December 2009 (the “Asset Sale”). Michael Weinberg serves as Chairman of the Board, while John Nemelka serves as Interim Chief Executive Officer of the Company. The Board believes the separation of these roles enables effective oversight of management and provides checks and balances with respect to the decision making process at the Company.

The Board oversees the Company’s risk management.  The audit committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm. The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Compensation of Directors

Starting in July 2010, we paid each of our non-employee directors (i) an annual fee of $15,000 and (ii) an additional $2,500 for each of the four regularly scheduled Board meetings that such director attends, and (iii) an additional annual fee of $10,000 for each Committee Chair.

 Starting in January 2012, we ceased paying our non-employee directors cash payments for Board service, and instead announced a new policy of granting each non-employee director an automatic, annual grant of 35,000 shares of restricted stock on January 31 of each year. These shares fully vest on the first anniversary of the grant and are forfeited if the Board member does not complete the full year of service. On January 31, 2012, each of Mr. Clifford, Mr. Margolis, and Mr. Weinberg received 35,000 shares of restricted stock as non-employee directors for their 2012 board service.

We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board.  The Company is also party to indemnification agreements with each of its directors.

2011 Director Compensation

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2011. Mr. Nemelka was appointed Interim Chief Executive Officer and President of the Company on January 4, 2010 and did not receive any compensation for his services as a director from and after such date.

Name	Fees Earned or Paid in Cash	Total
William T. Clifford	$35,000	$35,000
Michael A. Margolis	35,000	35,000
John F. Nemelka	-	-
Michael D. Weinberg	$35,000	$35,000

Options Outstanding at Fiscal Year End

The aggregate number of options and shares of restricted stock outstanding for each of our directors as of December 31, 2011 is provided in the table below. Mr. Nemelka became the Company’s Interim Chief Executive Officer effective January 4, 2010. Mr. Nemelka has not received any compensation as a director from and after such date.

Director	Number of Shares Subject to Options Outstanding	Number of Shares Subject to Restricted Stock Outstanding
William T. Clifford	100,000	100,000
Michael A. Margolis	-	100,000
John F. Nemelka	80,000	-
Michael Weinberg	-	200,000

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed BPM as the Company’s s independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2012, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm.  We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice.  The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present by telephone at the 2012 Annual Meeting of Stockholders. If present, such representatives will have the opportunity to make a statement at the 2012 Annual Meeting of Stockholders if they wish and they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of Burr Pilger Mayer Inc. as our independent registered public accounting firm.

AUDIT FEES

Fiscal 2010 and 2011 Audit Fee Summary

Our independent registered public accounting firm, BPM, audited our consolidated financial statements for the years ended December 31, 2010 and 2011. Set forth below are the aggregated fees (in thousands) billed for audit and other services provided by BPM for 2010 and 2011.

	Year Ended December 31,
	2011	2010
Audit fees (1)	$66	$113
Audit-related fees (2)	6	-
Tax fees	-	-
All other fees	-	-
Total fees	$72	$113

(1)          Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of our quarterly condensed consolidated financial statements and services that are normally provided by BPM in connection with statutory and regulatory filing engagements.

(2)          Consists of fees related to the due diligence of potential transactions.

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services do not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:

●
Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.

●
Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2010 and 2011 were approved in advance by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls.  The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The NASDAQ Stock Market.  The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com).  The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee met 7 times during 2011.

The current members of the Audit Committee are Mr. Clifford and Mr. Margolis.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm.  The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, Burr Pilger Mayer, Inc. (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and discussed with BPM its independence from the Company.  Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  The Audit Committee and the Board also recommended the appointment of BPM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, however, the Audit Committee and the Board reserve the right to change such recommendation at their discretion.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations.  Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE
Michael Margolis (Chairperson)
William T. Clifford

EXECUTIVE OFFICERS

The biographical information for John Nemelka, our Interim Chief Executive Officer, is set forth above under Directors.

Paul V. Burgon. Mr. Burgon, age 42, has been the Interim Chief Financial Officer since 2010, and has served as a Principal and CFO of NightWatch Capital Advisors, LLC since March 2005. Mr. Burgon was a Manager and then Director of Corporate Development for Danaher Corporation from 1998 to 2005, where he analyzed, structured and negotiated approximately 50 acquisitions and divestitures representing nearly $2 billion.  Mr. Burgon worked at Fluke Corporation where he led corporate development efforts from 1997 to 1998 and worked in Coopers & Lybrand’s acquisition advisory group from 1994 to 1997.  Mr. Burgon holds a B.S.B.A. degree (cum laude) in finance and international business and an M.B.A. degree from the McDonough School of Business at Georgetown University.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

 Summary Compensation Table

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2010 and 2011.

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation (1)	Total

John F. Nemelka	2011	$200,000	$-	-	$4,682	$204,682
Interim Chief Executive Officer	2010	200,000	-	-	-	200,000

Paul V. Burgon	2011	175,000	-	-	6,315	181,315
Interim Chief Financial Officer	2010	$175,000	$-	-	$-	$175,000

(1) Represents payment for unused vacation.

Material Terms of Employment

On January 4, 2010, the Company entered into offer letters with each of Messrs. Nemelka and Burgon, providing for annual salaries of $200,000 and $175,000, respectively.  On May 14, 2012, the Company entered into severance agreements with both Messrs. Nemelka and Burgon, providing for severance payments of $125,000 each and 750,000 and 375,000 shares of restricted stock, respectively; one-third of each restricted stock grant vests when the 60-day average stock price reaches each of $1.66, $2.07, and $2.49 during the five year period from the grant date. In addition, both will receive health insurance reimbursement for up to a year.  The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

On May 14, 2012, the Company announced that it had hired J. Brett Pope and Winston L. Black III as the Company’s Chief Executive Officer and Managing Director, respectively. Both were hired effective as of May 15, 2012; Mr. Pope will assume the title of Chief Executive Officer of the Company and will be appointed to the Board on June 29, 2012 and Mr. Black assumed the title of Managing Director as of his hire date. Mr. Nemelka, the Company’s current Interim Chief Executive Officer, will remain Interim CEO until June 29, 2012 and will continue to serve as a Board member thereafter. Mr. Burgon announced that he will remain Interim Chief Financial Officer until such date as he and the Company mutually determine, as the Company transitions its corporate office to Dallas, Texas.

Below are the options outstanding for the Company’s named executive officers as of December 31. 2011. Mr. Nemelka was awarded these options prior to his appointment as an executive officer of the Company, in his capacity as a director of the Company.  There are no outstanding stock awards for the Company’s named executive officers as of December 31, 2011.

Outstanding Equity Awards at December 31, 2011

Name	Number of Securities Underlying Unexercised Options (1)	Option Exercise Price	Option Expiration Date
John F. Nemelka	40,000	$2.95	9/7/2016
	10,000	3.50	3/5/2017
	10,000	2.67	7/25/2017
	10,000	1.24	7/28/2018
	10,000	$0.70	7/6/2019

(1) All options are exercisable.

2011 Option Exercises

None of our named executive officers acquired shares of our common stock pursuant to the exercise of options during our fiscal year ended December 31, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of May 22, 2012, by the following individuals or groups:

●	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;
●	each of our named executive officers;
●	each of our directors; and
●	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities.  Applicable percentage ownership in the following table is based on 41,247,394 shares of common stock outstanding as of May 22, 2012, as adjusted to include options and warrants exercisable within 60 days of May 22, 2012 held by the indicated stockholder or stockholders.  The shares of common stock outstanding excludes 3,130,000 shares of restricted common stock and options, which will not vest within 60 days of May 22, 2012 and do not have any voting rights until they vest.

The principal address of each of the stockholders below is c/o the Company.  Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.  To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Paul V. Burgon (1)	1,451,945	3.4%
William T. Clifford (2)	100,000	*
Michael A. Margolis (3)	803,600	1.9%
John F. Nemelka (4)	1,537,012	3.6%
Michael D. Weinberg (5)	-	*
All 5 current and former officers and directors as a group (6)	2,460,589	5.7%

5% Stockholders
Entities affiliated with Carlson Capital, LP (7)	12,149,100	29.5%

*Less than one percent.

(1)    Includes warrants to purchase 1,431,968 shares of common stock held by NightWatch Capital Partners II, LP (“NWCP II”). Pursuant to Advisory Agreements with NWCP II and acting through its managing member, NightWatch Capital Group, LLC (“NWCG”), NightWatch Capital Advisors, LLC, (“NWCA”) has the sole power to vote or direct the vote and to dispose or to direct the disposition of these securities. Accordingly, NWCA may be deemed to be the beneficial owner of these securities. Acting through its managing member, NightWatch Management, LLC (“NWM”), and in its capacity as the managing member of NWCA, NWCG has the sole power to vote or to direct the vote and to dispose or to direct the disposition of these securities. Accordingly, NWCG may be deemed to be the beneficial owner of these securities. Acting through its managing member, JFN Management, LLC (“JFNM”), and in its capacity as the managing member of NWCG, NWM has the sole power to vote or to direct the vote and to dispose or to direct the disposition of these securities. Accordingly, NWM may be deemed to be the beneficial owner of these securities. Mr. Burgon is a Principal of NightWatch Capital Management, LLC (“NWCM”), which is the General Partner of NWCP II, and is a Principal of NWCA, which serves as the managing member of NWCM. Mr. Burgon, as a Principal of NWCM and NWCA, may be deemed to be the beneficial owner of an indeterminate portion of the warrants held by NWCP II. Mr. Burgon and each of the aforementioned NightWatch entities disclaim beneficial ownership of the shares held by NWCP II except to the extent of any indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act). Excludes 375,000 shares of shares of restricted common stock that vest based upon the 60-day average closing price of the Company’s common stock.

(2)     Comprised of 100,000 stock options that are exercisable within 60 days of May 22, 2012. Excludes 100,000 shares of restricted stock that vest based upon the 60-day average closing price of the Company’s common stock, and excludes 35,000 shares of restricted stock that vest on January 31, 2013.

(3)    Includes 803,600 shares of common stock owned by Maric Capital Fund, L.P. Michael Margolis is the founder and Managing Member of Maric LS, LLC, the investment manager of Maric Capital Fund, L.P. Mr. Margolis disclaims beneficial ownership of any and all such shares in excess of his pecuniary interest therein. Excludes 100,000 shares of restricted stock that vest based upon the 60-day average closing price of the Company’s common stock, and excludes 35,000 shares of restricted stock that vest on January 31, 2013.

(4)    Includes warrants to purchase 1,431,968 shares of common stock held by NightWatch Capital Partners II, LP (“NWCP II”). Pursuant to Advisory Agreements with NWCP II and acting through its managing member, NightWatch Capital Group, LLC (“NWCG”), NightWatch Capital Advisors, LLC, (“NWCA”) has the sole power to vote or direct the vote and to dispose or to direct the disposition of these securities. Accordingly, NWCA may be deemed to be the beneficial owner of these securities. Acting through its managing member, NightWatch Management, LLC (“NWM”), and in its capacity as the managing member of NWCA, NWCG has the sole power to vote or to direct the vote and to dispose or to direct the disposition of these securities. Accordingly, NWCG may be deemed to be the beneficial owner of these securities. Acting through its managing member, JFN Management, LLC (“JFNM”), and in its capacity as the managing member of NWCG, NWM has the sole power to vote or to direct the vote and to dispose or to direct the disposition of these securities. Accordingly, NWM may be deemed to be the beneficial owner of these securities. Acting through its managing member, Mr. Nemelka, and in its capacity as the managing member of NWM, JFNM has the sole power to vote or to direct the vote and to dispose or to direct the disposition of these securities. Accordingly, JFNM may be deemed to be the beneficial owner of these securities. In his capacity as managing member of JFNM, Mr. Nemelka has the sole power to vote or to direct the vote and to dispose or to direct the disposition of these securities. Accordingly, Mr. Nemelka may be deemed to be the beneficial owner of these securities. Mr. Nemelka is the Managing Principal of NightWatch Capital Management, LLC (“NWCM”), which is the General Partner of NWCP II, and is the Managing Principal of NWCA, which serves as the managing member of NWCM. Mr. Nemelka, as the Managing Principal of NWCM and NWCA, may be deemed to be the beneficial owner of an indeterminate portion of the warrants held by NWCP II. Mr. Nemelka and each of the aforementioned NightWatch entities disclaim beneficial ownership of the shares held by NWCP II except to the extent of any indirect pecuniary interest (within the meaning of Rule 16a-1 of the Exchange Act). Excludes 750,000 shares of shares of restricted common stock that vest based upon the 60-day average closing price of the Company’s common stock.

(5)    Excludes 200,000 shares of restricted stock that vest based upon the 60-day average closing price of the Company’s common stock, and excludes 35,000 shares of restricted stock that vest on January 31, 2013. Mr. Weinberg and Carlson Capital, L.P. have advised the Company that Mr. Weinberg is an employee of Carlson Capital, L.P., but is not a controlling person thereof.

(6)    Includes 1,611,968 shares subject to stock options and warrants that are exercisable within 60 days of May 22, 2012.

(7)     Based solely on the Form 13D/A filed on March 1, 2012 with the SEC reporting beneficial ownership of 12,149,100 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the "Funds"). Carlson Capital, L.P. is the investment manager of the Funds. Asgard Investment Corp. ("Asgard") is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.

Equity Compensation Plan Information

The following table provides information as of December 31, 2011 with respect to the shares of common stock issuable under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the KANA 1999 Stock Incentive Plan, as amended (the “1999 Stock Incentive Plan”). The category “Equity compensation plans not approved by security holders” in the table below consists of the SWK Holdings Corporation 2010 Equity Incentive Plan, which has not been approved by our stockholders.

On November 8, 2010, the Board approved the 2010 SWK Holdings Corporation Equity Incentive Plan (the “2010 Plan”).  The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards.  The 2010 Plan is administered by the Compensation Committee of the Board.  The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof.  The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests.  At any time after the grant of an award, the administrator may accelerate the period during which the award vests. During the year ended December 31, 2011, no options or shares of restricted common stock were granted.

The following table summarizes our equity compensation plans under which equity securities are authorized for issuance, as of December 31, 2011:

	Number of Securities to be Issued upon Exercise of Outsanding Options, Restricted Stock, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	180,000	$2.52	-
Equity compensation plans not approved by security holders	3,130,000	1.94	1,370,000
Total	3,310,000	$1.97	1,370,000

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Clifford and Weinberg.  No members of our Compensation Committee were employees of SWK or its subsidiaries during 2011 or at any time prior to 2011.  During 2011, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC.  A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5% beneficial owners of our common stock, and each of their immediate family members.  Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest.  To identify any related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the executive officer or director or their family members has an interest.  In addition, the Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The NASDAQ Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.  In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence.  Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

Since January 2010, we have been subleasing approximately 2,300 square feet on a month-to-month basis under an agreement with Nightwatch, a company of which John Nemelka, our Interim Chief Executive Officer is the Managing Principal, and Paul Burgon, our Interim Chief Financial Officer, is a Principal and the Chief Financial Officer.  Our rent under this sublease is approximately $4,200 per month.  Additionally, we have entered into a services agreement with Nightwatch to provide certain administrative services at cost.  The expenses under the services agreement are expected to be less than $1,000 per month. These agreements are expected to be terminated as of June 30, 2012.

Except as otherwise set forth in this proxy statement, there have not been, and there are not currently proposed, any transactions or series of similar transactions in which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely on (i) information provided to us by our current officers and directors and (ii) our review of reporting forms filed by our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock, we believe that during 2011 such persons filed the reports required under Section 16(a) of the Exchange Act on a timely basis.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2013 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on January 30, 2013. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2013 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by January 30, 2013.

The above-mentioned proposals must also be in compliance with our By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our By-Laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the 2012 Annual Meeting of Stockholders, and we are not aware of any matters to be brought before the 2012 Annual Meeting of Stockholders except as specified in the notice of the 2012 Annual Meeting of Stockholders.  As to any business that may properly come before our annual meeting, however, it is intended that the proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you plan to attend the 2012 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

SWK HOLDINGS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

June 28, 2012
9:00 a.m. Mountain Time
Salt Lake City Airport Hilton Hotel
5151 Wiley Post Way
Salt Lake City, Utah 84116

SWK HOLDINGS CORPORATION
5314 North River Run Drive, Suite 350
Provo, Utah 84606

 The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on June 28, 2012 and appoints John F. Nemelka and Paul Burgon, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $0.01 par value per share, of SWK Holdings Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on June 28, 2012 at 9:00 a.m. (Mountain Time) at the Salt Lake City Airport Hilton Hotel, 5151 Wiley Post Way, Salt Lake City, Utah  84116, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR the nominee and Proposal Two.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN   BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF THE NOMINEE LISTED ON THE REVERSE SIDE AND IN FAVOR OF PROPOSAL TWO , AND OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

See reverse side for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐Please detach here   ☐

1.	Election of Class I director:	Michael D. Weinberg	☐	Vote FOR all Nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, writethe number(s) of the nominee(s) in the box provided to the right.)
2.	To ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	For	☐	Against	☐	Abstain

Address Change? Mark Box☐  Indicate changes below:
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.